UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 31, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of January 1, 2007, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-1)

LEHMAN XS TRUST 2007-1
(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.
(Exact name of Sponsor as specified in its charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered offerings of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-1, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $947,710,000 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 2-A1, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class WF-1, Class WF-M1, Class WF-M2, Class WF-M3, Class WF-M4, Class WF-M5, Class WF-M6 and Class WF-M7 Certificates of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-1 on January 31, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 13, 2006, as supplemented by the Prospectus Supplement dated January 30, 2007 (the “Prospectus Supplement”) to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On January 31, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class P	N/A
Class X	N/A
Class 3-X	N/A
Class R	N/A
Class LT-R	N/A
Class 3-R	N/A
Class 3-LT-R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of January 1, 2007, among Structured Asset Securities Corporation, as depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as master servicer. The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 2-A1, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class WF-1, Class WF-M1, Class WF-M2, Class WF-M3, Class WF-M4, Class WF-M5, Class WF-M6, Class WF-M7, Class P, Class X, Class 3-X, Class R, Class LT-R, Class 3-R and Class 3-LT-R Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of three pools of certain conventional, first lien, adjustable and fixed rate, fully amortizing and balloon residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $952,851,960 as of January 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Trust Agreement dated as of January 1, 2007, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of January 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of January 1, 2007, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3	Reconstituted Servicing Agreement dated as of November 1, 2006, among Lehman Brothers Holdings Inc., as Seller, LaSalle Bank National Association, as Trustee and Wells Fargo Bank, N.A., as Servicer.

99.4	Reconstituted Servicing Agreement dated as of November 1, 2006, among Lehman Brothers Holdings Inc., as Seller, LaSalle Bank National Association, as Trustee and IndyMac Bank F.S.B., as Servicer.

99.5
Interest Rate Swap Transaction and Interest Rate Cap Transaction, each dated as of January 31, 2007 (including schedule, trade confirms, ISDA Master Agreement and Credit Support Annex), each between ABN AMBRO Bank, N.V. and Supplemental Interest Trust Mortgage Pass-Through Certificates, Series 2007-1.

99.6
The Mortgage Guaranty Insurance Corporation Mortgage Guaranty Select Master Policy for Multiple Loan Transactions No. 12-670-4-5004 [MGIC form #71-70282 (2/06) with #71-70283 (2/05) including Endorsements.

99.7	Primary Mortgage Insurance Co. Bulk Primary First Lien Master Policy 21046-0036-0, (UW 2510.00 (09/00)) including Endorsement; PMI Bulk Deal No. 2007-0007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION By: /s/ Ellen V. Kiernan Name: Ellen V. Kiernan Title: Senior Vice President

Dated: February 14, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1
Trust Agreement dated as of January 1, 2007, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of January 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of January 1, 2007, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3	Reconstituted Servicing Agreement dated as of November 1, 2006, among Lehman Brothers Holdings Inc., as Seller, LaSalle Bank National Association, as Trustee and Wells Fargo Bank, N.A., as Servicer.

99.4	Reconstituted Servicing Agreement dated as of November 1, 2006, among Lehman Brothers Holdings Inc., as Seller, LaSalle Bank National Association, as Trustee and IndyMac Bank F.S.B., as Servicer.

99.5
Interest Rate Swap Agreement, dated as of January 31, 2007 (including schedule, trade confirm, ISDA Master Agreement and Credit Support Annex), each between ABN AMBRO Bank, N.V. and Supplemental Interest Trust Mortgage Pass-Through Certificates, Series 2007-1.

99.6	Interest Rate Cap Confirmation, dated as of January 31, 2007 between ABN AMBRO Bank, N.V. and Supplemental Interest Trust Mortgage Pass-Through Certificates, Series 2007-1.

99.7
The Mortgage Guaranty Insurance Corporation Mortgage Guaranty Select Master Policy for Multiple Loan Transactions No. 12-670-4-5004 [MGIC form #71-70282 (2/06) with #71-70283 (2/05) including Endorsements.

99.8	Primary Mortgage Insurance Co. Bulk Primary First Lien Master Policy 21046-0036-0, (UW 2510.00 (09/00)) including Endorsement; PMI Bulk Deal No. 2007-0007.